EXHIBIT 99.1

Mid-America Apartment Communities
NAREIT Institutional Investor Conference June 2004

Safe Harbor Statement

                Statements contained in this presentation, which
                  are not historical facts, are forward-looking
                statements, as the term is defined in the Private
                 Securities Litigation Reform Act of 1995. Such
                 forward-looking statements are subject to risks
                and uncertainties which can cause actual results
                    to differ materially from those currently
                 anticipated, due to a number of factors, which
                  include, but are not limited to, unfavorable
                    changes in the apartment market, changing
                 economic conditions, the impact of competition,
                 acquisitions which may not achieve anticipated
              results and other risk factors discussed in documents
                filed with the Securities and Exchange Commission
                    from time to time including the Company's
                  Annual Report on Form 10-K and the Company's
                       Quarterly Report on Form 10-Q. The
                 statements in this presentation are made based
                 upon information currently known to management
               and the company assumes no obligation to update or
                  revise any of its forward-looking statements.

MAA Profile and Update
Regionally Focused, Efficient, Diversified, Strong Operator

*    Efficient size with 129 properties;  36,712 units; 8th largest  multifamily
     REIT
*    Focused on the stronger and more stable  southeast  and south  central U.S.
     region
*    Uniquely diversified across large, middle and small-tier markets
* Lower risk profile through complete economic and market cycles - broad market appeal
* Strong governance - independent, capital markets and public company experience, multifamily expertise

MAA Profile and Update

Focused on the southeast/south central US with solid job growth, strong immigration and demographic trends that support high and stable demand patterns. Through disciplined acquisition and investment pricing practices, coupled with strong operating capabilities, MAA is in a solid position to battle new supply/competition pressures.

                                 Average annual
                              forecasted employment
                            growth from 3Q03 to 3Q06:
                                  Midwest 0.58%
                                 Northeast 0.77%
                            Nat'l Major Markets 1.20%
                           Major Southern Mkts. 1.49%

                                 Average annual
                              forecasted new supply
                                growth 2005-2007:
                           Major Southern Mkts. 1.22%

MAA Profile and Update
A New Strategy and Focus for MAA was Defined in Late 2001

*    Commit to the current dividend pay-out; improve coverage
*    Position to fund dividend from recurring operations
* Protect real estate value and long-term earnings potential of portfolio during downturn in market conditions
*    Create more flexibility for balance sheet; establish growth program
* Position portfolio and operation for stable performance and long-term, steady growth in dividend and share value

MAA Profile and Update
A Well Defined Strategy With Solid Execution

*    2001 AFFO/share: $2.13/share
     2003 AFFO/share: $2.27/share(1)
*    Q104 AFFO was 65cents/share, $2.60 per share annualized
*    Current dividend of $2.34
*    Fixed charge ratio has improved from 2.18 in Q101 to 2.58 as of Q104
* Flexible debt program in place, maturities well laddered; positioned for rising rate environment
*    Earnings potential of portfolio protected; well positioned for recovery
* $211 million of accretive (to current earnings) growth captured over the last 18 months

(1) Before a non-cash adjustment related to original issuance costs associated with the redemption of preferred stock.

MAA Profile and Update

                               MAA - outperforming
                         in terms of property revenues,
                               overall FFO results
                             and shareholder return

[Bar graph depicts the following data]

                2002 SS Revenue Growth  2003 SS Revenue Growth
                ----------------------  ----------------------
MAA                    -0.7%                   -1.0%
Sector Avg.            -2.1%                   -1.8%

4Q03 Review
Green Street Adv.



                          Total Return
        ---------------------------------------------------
           YTD         1-Year        3-Year          5-Year
        --------      --------     ---------       --------
MAA       8.83%        41.49%        90.33%         151.94%
AML       7.20%        28.83%        53.58%          84.20%
AIV     -12.89%       -10.98%       -20.43%          -0.59%
ASN       7.10%        28.75%        42.00%          80.98%
AEC      14.31%        45.98%         5.63%          28.17%
AVB      15.41%        36.73%        39.50%         106.04%
BRE       5.10%        12.60%        37.88%          86.06%
CPT       6.98%        42.17%        64.48%         143.02%
TCR      -4.22%        17.42%         6.24%          29.58%
EQR      -1.19%        16.64%        32.35%          69.35%
ESS       3.32%        19.15%        65.04%         170.05%
GBP       0.12%        21.13%        54.18%         115.99%
HME       1.17%        17.22%        67.32%         119.22%
PPS       5.90%        16.07%         2.90%           3.88%
SMT      -0.66%        21.99%        17.35%          74.36%
TCT      -0.60%        14.04%        57.65%         118.82%
UDR       7.22%        23.77%        84.61%         169.66%

Stifel, Nicolaus & Company
As of 5/28/04

MAA Profile and Update
2004 Forecast and Key Assumptions

*    Same Store NOI
     - 2.4% growth in 2004; Q104 SS NOI was .7% higher than Q1 prior year and 2.5% higher sequentially
*    Same Store Occupancy
     - 1.0% improvement over prior year (avg 93.7% for 2004); Q104 was 160 bps ahead of prior year
*    Same Store Concessions
     - Increase over prior year by 40 bps of net potential rent; Q104 concessions were ahead of prior year by 27%
*    Interest Rates
     -    Projected based on forward yield curve; 75 bps higher by end of 2004
*    Acquisitions, Dispositions
     - Only one additional JV acquisition assumed (in December); no other transactions assumed
*    Financing
     - $200 million to be refinanced in 2004; $4.6 million reduction planned in annual interest cost
*    Recurring Capital Expenditures
     -    $390 per unit across the portfolio; consistent with historical pattern
*    Upgrade and Revenue Enhancing Capital Expenditures
     -    $166 per unit in property upgrades; mostly unit interior improvements
*    First Call estimate of $2.94 FFO/share.

Positioned  for  Improving  Markets  Financing  Capability
MAA Balance Sheet is better positioned, more flexible and stronger

*    Balance sheet is well positioned for a rising interest rate environment
*    Debt program provides excellent flexibility
*    New credit facilities added $340 million of growth capacity
* Refinancing of $200 million on target this year; reducing annual interest cost by $4.6 million
* By year end, 80% of total debt will have either fixed, swapped-fixed, forward-swapped-fixed or capped interest expense
*    Refinancing requirements are well laddered over the next 10 years

Positioned for Improving Markets Portfolio Quality
Acquisition pipeline is active; $150MM of potential acquisitions currently in due diligence

                            $211 million* of new and
                             high-quality properties
                              were acquired during
                            2003; further positioning
                                 MAA for strong
                               performance as the
                                economy recovers.

Legacy Pines, Houston
Lighthouse Court, Jacksonville
Los Rios Park, Dallas
Monthaven Place, Nashville
Timberglen, Dallas

*Excludes $77 million of joint venture interests acquired in 2003.

Positioned for Improving Markets Operating Strength

        A number of re-tooling projects completed over the last 18 months position the portfolio to not only recapture earnings from improving markets, but to exceed prior historical norms

                                     Reduce
                                lost revenue due
                                  to inventory
                                churn & vacancy

[Slide depicts a circular flow of the below]

DELIVERY OF VACANT UNIT

  Strict adherence to credit and background checks - protects earnings potential
     New inventory management program
     New property management system currently being rolled-out - onsite and back room efficiencies
     New maintenance efficiency program

"MARKET READY" STATUS

  New regional marketing function rolled out in Q1 2004
  New internet based marketing & leasing program rolled out in Q1 2004

LEASED UNIT

  Limit pre-leasing to 5 business days
     New revenue and pricing management tools and program

OCCUPIED UNIT

  Limit turnover to 63% (down from 68%)
     New property management system inventory management and lease expiration system

DELIVERY OF VACANT UNIT

Positioned for Improving Markets Operating Upside Opportunity

A return to normal market conditions, in addition to new property and asset management capabilities, is forecast to add 50cents - 55cents of additional FFO/share

                                          Current                Normal         Annualized Impact
                                          Forecast             Market/Goal           FFO/Share
                                     ------------------    ------------------   --------------------
Occupancy                                   93%                   95%               18.5cents
Concessions                          3.2% net potential    1.4% net potential       18.2cents
Collection Loss                      1.2% net potential    0.9% net potential        3.4cents
Lower Turnover-Vacancy                    68.2%                 63.0%                2.6cents
Lower Turnover-Expense                    68.2%                 63.0%                4.0cents
New Maintenance Efficiency Program        52.4 PUPM             49.4 PUPM            4.5cents
New Advertising Efficiency Program        12.7 PUPM             10.9 PUPM            2.7cents
                                                                                -------------------
                                                                                53.9cents FFO/Share

Case for Buying MAA

*    Focused on the strong job-growth region of the country...solid prospects
*    Well maintained properties, value protected; positioned to recover
*    Diversified throughout the region to deliver steady, predictable results
*    Focused on middle market product; higher stability and steady growth
*    Focused operator with strong property management capabilities
*    Balance sheet well positioned for rising rates; growth capacity
*    Track record of disciplined and accretive growth
*    Solid strategy, proven ability to execute

Case for Buying MAA

*    Earnings upside
     - Recapture of "normal market" economics; earnings power of portfolio has been protected
     - Incremental new earnings upside from "re-tooling" certain components of our operation
     -    External growth capabilities

Case for Buying MAA

Strong, independent board governance - heavily experienced in corporate public company governance, capital markets, leadership and apartment real estate

Independent Directors

*    Robert Fogelman
     - President, Fogelman Investments. 30 years of multifamily development and property management.

*    Ralph Horn
     - Former Chairman/CEO First Tennessee. Director - Gaylord Entertainment, Harrah's Entertainment.

*    Mike Starnes
     - CEO and President MS Carriers, Inc. Director - Swift Transportation Co., Union Planters Corp.

*    John Grinalds
     - President, The Citadel University. Retired, Major General U.S. Marine Corps.

*    Alan Graf
     - Executive Vice President and CFO, FedEx Corporation, Director - Nike Inc., Kimball International.


Non-Management Directors

*    George Cates
     - Founder, former Chairman/CEO of MAA. 30 years multifamily experience. Director, First Tennessee.

*    John Flournoy
     -    Chairman and CEO, Flournoy Development Company (apartments),  Director
          - Synovus Financial.


Management Directors

*    Eric Bolton
     -    Chairman and CEO, 10 years with MAA, 20 years real estate experience.

*    Simon Wadsworth
     -    Executive Vice President and CFO, 10 years with MAA.

Insiders own 10.2% of MAA

Case for Buying MAA


As of 5/28/04       Current Yield                           Multiple of
market close                                                  2004 FFO
----------------    -------------       ------------------  -----------
Essex                   4.82%           Post                   17.5x
Avalon Bay              5.14%           Avalon Bay             16.9x
Camden                  5.44%           Archstone              16.0x
BRE Properties          5.64%           Essex                  15.5X
Summit                  5.83%           BRE Properties         15.0X
United Dominion         5.87%           Gables                 15.0x
Equity                  5.88%           Camden                 14.4x
Archstone               5.92%           Summit                 14.2x
Post                    6.19%           Town & Country         14.2x
Home Prop               6.27%           Home                   13.7x
Mid-America             6.63%           Equity                 13.7x
AMLI                    6.92%           AMLI                   13.2x
Town & Country          7.07%           United Dominion        12.9x
Gables                  7.14%           Mid-America            12.0X
AIMCO                   8.31%           AIMCO                  10.4x
Associated Estates      8.50%           Cornerstone            10.3x
Cornerstone             9.74%           Associated Estates      8.0x
Average                 6.55%           Average                13.7

Stifel, Nicolaus & Company

                          MAA trades at a 14% discount
                           to sector average multiple
                             of projected 2004 FFO.

                          Priced at the sector average
                               yield and multiple,
                             MAA has pricing upside
                                  potential of
                                $35.73 to $40.28;
                                an increase of up
                                     to 14%.

                                Market pricing of
                                $54,000 per unit;
                               represents discount
                              to replacement value

Case for Buying MAA

                         AFFO                               Multiple of
                     Payout Ratio                            2004 AFFO
                     ------------                           -----------
Essex                   81.0%           Town & Country         20.4x
United Dominion         89.3%           Post                   20.1x
Summit                  91.8%           Avalon Bay             17.9x
Avalon Bay              91.8%           Archstone              17.9x
BRE Properties          92.0%           Camden                 17.2x
Cornerstone             93.0%           Essex                  16.8x
Camden                  93.7%           Equity                 16.7x
Equity                  98.3%           BRE Properties         16.3x
Mid-America            100.0%           Gables                 16.5x
AMLI                   101.1%           Home                   16.3x
Home Properties        102.1%           Summit                 15.8x
Archstone              106.2%           United Dominion        15.2x
AIMCO                  110.1%           Mid-America            15.1x
Gables                 118.1%           AMLI                   14.6x
Associated Estates     119.3%           AIMCO                  13.2x
Post                   124.1%           Associated Estates     14.0x
Town & Country         144.5%           Cornerstone             9.5x
Average                103.3%           Average                16.1x

Stifel, Nicolaus & Company

                                    MAA has a
                               better than average
                                AFFO payout ratio
                           with below average pricing
                                  ...providing
                           upside pricing opportunity
                                of close to 7% on
                                 sector average.

Case for Buying MAA

First Call 2004 FFO                             $  2.94
Current MAA multiple                              12.0x
Current Market Price                            $ 35.28

First Call 2004 FFO                             $  2.94
Normalized occupancy performance                $  0.18
Normalized concession performance               $  0.20
Normalized collections performance              $  0.03
New Turnover goals                              $  0.06
New Maintenance efficiency program              $  0.04
New Advertising efficiency program              $  0.02
Higher interest rate environment                $ (0.24)
External growth - new acquisitions              $  0.00
Potential FFO performance (internal growth)     $  3.23
Existing MAA multiple                             12.0x
Potential Market Price                          $ 38.75
Potential Market Price at
  Sector Average Multiple (13.7)                $ 44.25

                            Capture of additional NOI
                            as a result of improving
                            market conditions drives
                             current pricing up 9.8%
                               using the existing
                             depressed MAA multiple
                                ...a move to the
                           sector average FFO multiple
                             drives current pricing
                               up a total of 25.4%

MAA Investment Summary

*    Superior returns through all phases of cycle
*    Diversified market approach in strong job growth region
*    Proven long-term out-performance in sector
*    Stable, consistent, predictable earnings
*    High-quality, well-maintained properties
*    Experienced and focused hands-on operator
*    Improving dividend coverage; positioning for growth
*    Strong corporate governance; experienced
*    Earnings growth plans in place and underway
*    New efficiencies and enhanced performance capabilities
*    Markets recovering; long-term positive operating trends
*    Upside pricing opportunity to sector and forecast

Mid-America Apartment Communities
End of Presentation